UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2022

BankGuam Holding Company

(Exact name of registrant as specified in its charter)

Guam	000-54483	66-0770448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Chalan Santo Papa Hagatna, Guam	96910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (671) 472-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, at the Annual Meeting of Shareholders of BankGuam Holding Company (the “Company”) held on July 25, 2022, the shareholders of the Company approved an amendment to the Company’s Second Amended and Restated Articles of Incorporation, whereby the Company would effect a 1-for-500 reverse stock split (the “Reverse Stock Split”) of its common stock, eliminate fractional shares resulting from the Reverse Stock Split, and pay cash consideration for such resulting fractional shares at the rate of $14.75 per pre-split share.

On October 31, 2022, the Company filed a Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of the Company with the Guam Department of Revenue and Taxation to effect the Reverse Stock Split.

As a result of the Reverse Stock Split, each 500 shares of issued and outstanding shares of the Company’s common stock outstanding on October 31, 2022 were automatically converted into one share of the Company’s post-split common stock. In lieu of issuing fractional shares, the Company will pay $14.75 for each share of stock that would have resulted in the issuance of a fractional share as a result of the Reverse Stock Split. Shareholders owning fewer than 500 shares of common stock prior to the Reverse Stock Split had such shares canceled and converted into the right to receive $14.75 for each share of such stock held prior to the Reverse Stock Split.

Contemporaneously with the filing of this current report on Form 8-K, the Company is filing an amendment to the Company’s Schedule 13E-3 originally filed on April 26, 2022, as amended by Amendment No. 1 filed June 7, 2022, Amendment No. 2 filed June 17, 2022, and Amendment No. 3 filed on September 29, 2022. Shareholders may obtain a copy of the Schedule 13E-3, as amended, at the Securities and Exchange Commission’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of BankGuam Holding Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2022	BankGuam Holding Company

	By:	/s/ Symon A. Madrazo
Symon A. Madrazo
Senior Vice President & Chief Financial Officer